BLACKROCK FUNDSSM

BlackRock Global Equity Market Neutral Fund

(the “Fund”)

Supplement dated November 9, 2026 to the Statement of

Additional Information (“SAI”) of the Fund dated August 28, 2026, as supplemented to date

Effective immediately, the Fund’s SAI is amended as follows:

The chart listing investments and investment strategies in Part I of the Fund’s SAI entitled “I. Investment Objectives and Policies” as it relates to the Fund is deleted in relevant part and replaced with the following:

BlackRock Global Equity Market Neutral Fund
Debt Securities	X
Floating and Variable Rate Securities	X
Inflation-Indexed Bonds
Investment Grade Debt Obligations	X
High Yield Investments (“Junk Bonds”)	X
Mezzanine Investments
Pay-in-kind Bonds
Supranational Entities

Shareholders should retain this Supplement for future reference.

SAI-GEMN-1126SUP